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                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 22, 1997, in the Registration Statement (Form S-1 No. 33-82327) and related Prospectus of Wareforce.com, Inc. for the registration of 3,403,948 shares of its common stock.


                                                       /s/ ERNST & YOUNG LLP


Woodland Hills, California
November 12, 1999